TRANSAMERICA ADVISORS LIFE

INSURANCE COMPANY

Merrill Lynch Life Variable Annuity

Separate Account D

Supplement Dated October 23, 2015

to the

Prospectus For

MERRILL LYNCH IRA ANNUITY

(Dated May 1, 2014)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY ML of New York Variable Annuity Separate Account D Supplement Dated October 23, 2015 to the Prospectus For MERRILL LYNCH IRA ANNUITY (Dated May 1, 2005)

The Delaware Smid Cap Growth Fund is closed to new investment. “Closed to new investment” means you may not allocate additional amounts (either through policy transfer or additional premium) to that subaccount.

If you have any amount in the Delaware Smid Cap Growth Fund subaccount, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Delaware Smid Cap Growth Fund subaccount into other subaccounts;
•	withdraw amounts from the Delaware Smid Cap Growth Fund subaccount; and
•	maintain your current investment in the Delaware Smid Cap Growth Fund subaccount.

Please Note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing) directing us to invest in the Delaware Smid Cap Growth Fund, you will need to provide us with new instructions for amounts that would have otherwise gone into this subaccount.

See the prospectus for more information concerning the addition, deletion or substitution of investments.